Income taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
We determine our provision for income taxes for interim periods using an estimate of our annual effective tax rate. We record any changes affecting the estimated annual effective tax rate in the interim period in which the change occurs, including discrete items.
Income tax expense was €6 thousand in the second quarter ended June 30, 2021, compared to an income tax benefit of €6.9 million in the second quarter ended June 30, 2020. The total weighted average tax rate was 39.9%, which was mainly driven by the German statutory tax rate of approximately 31%. Our effective tax rate was -0.2% compared to 25.6% in the second quarter in 2020. The difference between the weighted average tax rate of 39.9% and the effective tax rate of -0.2% in the second quarter of 2021 is primarily attributable to share-based compensation expense, which is non-deductible for tax purposes.
Income tax benefit was €1.3 million in the half year ended June 30, 2021, compared to an income tax benefit of €8.0 million in the half year ended June 30, 2020. Our effective tax rate was 11.1% compared to 3.3% for the half year ended June 30, 2020. The difference between the weighted average tax rate and the effective tax rate for the six months ended June 30, 2021 is primarily attributable to the impact of share-based compensation expense, which is non-deductible for tax purposes.
An uncertain tax position in connection with unrecognized tax benefits relating to the deductibility of expenses amounted to €2.9 million as of June 30, 2021. A liability for these tax benefits was included under other long-term liabilities in the unaudited condensed consolidated financial statements.